UNITED STATES

SECURITIES AND
EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2025

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 1000

Englewood, CO 80111

(Address of Principal Executive Offices, including Zip Code)

(720) 479-3500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 3, 2025, WideOpenWest, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of August 11, 2025 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among the Company, Bandit Parent, LP, a Delaware limited partnership (“Parent”), and Bandit Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.

As of the close of business on October 17, 2025, the record date for the Special Meeting (the “Record Date”), there were 85,703,763 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 68,627,255 shares of Common Stock, representing approximately 80.1% of the outstanding shares issued and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the Company’s stockholders voted on the following proposals and cast their votes as described below. For more information on each of these proposals, see the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on October 27, 2025.

1.	The proposal to adopt the Merger Agreement (the “Merger Proposal”) was approved by the votes set forth below:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
63,718,549	4,764,743	143,963	0

2	The proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger was approved by the votes set forth below:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
59,495,436	8,941,267	190,552	0

The Company’s stockholders did not vote on the proposal to approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies to adopt the Merger Agreement because there were sufficient votes to approve the Merger Proposal and such adjournment was not necessary.

No other matters were considered and voted on by the Company’s stockholders at the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the proposed acquisition of WOW! by funds affiliated with DigitalBridge Investments, LLC and Crestview Partners (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction.  These forward-looking statements represent our goals, beliefs, plans and expectations about our prospects for the future and other future events. Forward-looking statements include all statements that are not historical fact and can be identified by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “anticipate,” “expect,” “believe,” “estimate,” “plan,” “project,” “predict,” “potential,” “continue,” “likely,” “target” or similar expressions or the negative of these terms  or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted against DigitalBridge, Crestview, WOW! or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction, including the diversion of management’s attention from WOW!’s ongoing business operations, will harm WOW!’s business, including current plans and operations; (iv) the ability of WOW! to retain and hire key personnel in light of the Transaction; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect WOW!’s financial performance; (vii) certain restrictions during the pendency of the Transaction that may impact WOW!’s ability to pursue certain business opportunities or strategic transactions; (viii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring WOW! to pay a termination fee or other expenses; (x) the risk that WOW!’s stock price may decline significantly if the Transaction is not consummated; (xi) the risks and uncertainties pertaining to WOW!’s business, including those set forth in Part I, Item 1A of WOW!’s most recent Annual Report on Form 10-K and Part II, Item 1A of WOW!’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by WOW! with the U.S. Securities and Exchange Commission (“SEC”); and (xii) the risks and uncertainties that are described in the definitive proxy statement filed by the Company in connection with the Transaction. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on WOW!’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, WOW! cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by WOW!, its directors, officers or employees or any other person that WOW! will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and WOW! does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC.

Date: December 3, 2025	By:	/s/ John Rego
John Rego
Chief Financial Officer